SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549



                             FORM 8-K/A

                          CURRENT REPORT

                Pursuant to Section 13 of 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): February 9, 1998

         Environmental Monitoring & Testing Corporation
      (Exact Name of Registrant as Specified in Its Charter)

     Delaware                0-18296               62-1265486
(State or Other      (Commission File Number)     (IRS Employer
Jurisdiction of                                Identification No.)
Incorporation)


825 Main Street, South, New Ellenton, SC         29809
(Address of Principal Executive Offices)         (Zip Code)

                           803-652-2718
       (Registrant's Telephone Number, Including Area Code)



  (Former Name or Former Address, if Changed Since Last Report)


Item 1.   Changes in Control of Registrant
          None


Item 2.   Acquisition or Disposition of Assets
          None


Item 3.   Bankruptcy or Receivership
          None


Item 4.   Changes in Registrant's Certifying Accountant

          (a) Previous Independent Accountants

          (i) On February 9, 1998, the Registrant dismissed the firm of Sweeney, Gates & Co. as its independent auditor. On February 10, 1998, they were replaced by Margolies, Fink and Wichrowski.

          (ii) The report of Sweeney, Gates & Co. on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, for the fiscal year ended September 30, 1997, the opinion included an explanatory paragraph relating to a going concern uncertainty.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent auditors.

          (iv) In connection with its audits for the years ended September 30, 1996 and 1997, and through February 9, 1998, there have been no disagreements with the former auditors on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former auditors, would have caused them to make references to the subject matter of the disagreement in their report on the financial statements for such year.

          (v) For the two most recent fiscal years, specifically September 30, 1996 and during the year ended September 30, 1997, and through February
9, 1998, there were no reportable events (as defined in Regulation S-K, Item 304 (a) (1) (v)) with Sweeney, Gates & Co.

          (vi) The Registrant has requested the Sweeney, Gates & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Sweeney, Gates & Co.'s letter is attached.

          (b) Selection of Independent Accountants

          (vii) The Board of Directors engaged Margolies, Fink and Wichrowski, Certified Public Accountants, Building 9, Suite 1B, 2201 W. Sample Road, Pompano Beach, Florida 33073, as the Registrant's auditor on February 10, 1998.


Item 5.   Other Events
          None


Item 6.   Resignation of Registrant's Directors
          None


Item 7.   Financial Statements and Exhibits

          Exhibit A.     Sweeney, Gates & Co.'s letter stating its agreement
                         with the statements included in Form 8-K.



                          SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Environmental Monitoring & Testing Corporation
                             (Registrant)


Dated: February 25, 1998                         By: /s/ George J. Georges
                                      George J. Georges, President and CEO



Exhibit A.

                         Sweeney, Gates & Co.
            (A partnership of professional associations)
            Certified Public Accountants and Consultants
 2691 E. Oakland Park Blvd., Suite 302, Ft. Lauderdale, FL 33306
         Phone: 954-565-4080         Fax: 954-565-6010


February 25, 1998



Securities and Exchange Commission
450 5th Street, N. W.
Washington, D.C. 20549


RE: Environmental Monitoring & Testing Corporation
    File Ref. No. 0-18296


We were previously the principal accountant for Environmental Monitoring & Testing Corporation, and, under the date of October 17, 1997, we reported on the financial statements of Environmental Monitoring & Testing Corporation as of and for the years ended September 30, 1997 and 1996. On February 9, 1998 our appointment as principal accountant was terminated. We have read Environmental Monitoring & Testing Corporation's statements included under
Item 4 of its Amended Form 8-K dated March 2, 1998 and we agree with such statements.

Very truly yours,

/s/ Sweeney, Gates & Co.
Sweeney, Gates & Co.